FORWARD FUNDS

Supplement dated June 13, 2018

to the

Salient EM Infrastructure Fund Investor Class, Institutional Class and Class I2 Prospectus, Salient EM Infrastructure Fund Class A and Class C Prospectus, and Salient EM Infrastructure Fund Statement of Additional Information

each dated May 1, 2018, as supplemented

NOTICE OF LIQUIDATION OF SALIENT EM INFRASTRUCTURE FUND

On June 8, 2018, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the Salient EM Infrastructure Fund (the “Fund”), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or around August 13, 2018 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record as of the close of business on the business day preceding the Liquidation Date all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

IN LIGHT OF THE PLANNED LIQUIDATION, EFFECTIVE ON JUNE 14, 2018, SHARES OF THE SALIENT EM INFRASTRUCTURE FUND WILL NO LONGER BE OFFERED TO NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS) OR BE AVAILABLE FOR EXCHANGES FROM OTHER FUNDS OF THE TRUST.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP EM INF LIQ 06132018